UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811- 04471

Value Line Core Bond Fund

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal period end: December 31, 2015

Date of reporting period: December 31, 2015

Item I.     Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/15 is included with this Form.

Annual Report
December 31, 2015

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00161844

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2015.
During the annual period, fixed income generated only modestly positive absolute returns, especially in the taxable fixed income market. Still, the annual period was highlighted by the Value Line Core Bond Fund outpacing the category average return of its peers for the one-year period ended December 31, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (core bond category). Additionally, the Fund outpaced the category average return of its peers for the one-year period ended December 31, 2015, as noted by Morningstar2 (intermediate-term bond category). Morningstar also gave the Fund an overall Return rating of Above Averagei as of December 31, 2015. Value Line Tax Exempt Fund, Inc. lagged the category average return of its peers but generated solid absolute gains for the annual period ended December 31, 2015.
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2015, especially given the newsworthy events of the annual period. With the significant shifts during 2015 in several long-standing drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
The capital markets were focused for much of the annual period on possible tightening by the Federal Reserve (the Fed). While improving job numbers were supportive of a rise in rates, the Fed’s inflation target of 2% remained elusive. Indeed, the headline Consumer Price Index (CPI) rose just 0.7% year over year before seasonal adjustment as of December 2015. Core inflation, which excludes food and energy, was up 2.1% in December 2015 from a year earlier. Notably, while the food segment of the CPI increased 0.8% during the 12 months ended December 2015, the energy segment of the CPI, despite rising in the months of May, June, July and October 2015, declined 12.6% over the same 12-month span.
Amidst this backdrop, the long-awaited first hike of short-term interest rates in more than nine years was finally announced at the Fed’s December 2015 meeting. The increase in the targeted federal funds rate was a modest 25 basis points. (A basis point is 1/100th of a percentage point.)
Despite the U.S. unemployment rate drop from 5.6% at year-end 2014 to 5.0% at year-end 2015 and a marked improvement in job creation, consumer spending remained somewhat lackluster and wage inflation remained muted.
All told, then, U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. In the second quarter of 2015, U.S. GDP grew at a strong annualized rate of 3.9%, in large part based on better consumer spending, before slowing to 2.0% in the third quarter. The slowdown in the third quarter reflected a downturn in private inventory investment and deceleration in exports, non-residential fixed investment and state and local government spending compared to the quarter prior. According to the advance estimate, U.S. GDP for the fourth quarter of 2015 slowed to an annualized pace of 0.7% , as heightened volatility in the capital markets, geopolitical tensions and global economic factors combined to impact U.S. economic growth.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Barclays U.S. Aggregate Bond Index3, posted a return of 0.55% during the annual period. Interest rates rose across the yield curve, or spectrum of maturities, with the biggest relative increase occurring in two-year U.S. Treasuries. This reflected the expectations for tightening Fed policy. The rate rise toward the longer-term end of the yield curve was more modest, as inflation seemed to be well contained. More specifically, the yield on the two-year U.S. Treasury bill rose approximately 39 basis points, while the yield on the bellwether 10-year U.S. Treasury note rose approximately 10 basis points and the yield on the 30-year U.S. Treasury bond increased approximately 26 basis points during the annual period. In turn, the yield curve steepened on the shorter end of the yield curve and flattened from the 10-year to 30-year segments. A steepening yield curve is one in which the differential in yields of securities with various maturities widens, and a flattening yield curve is one in which the differential in yields of securities with various maturities narrows.
Throughout the annual period, all eyes were on the Fed, as there were expectations the U.S. central bank would begin its long anticipated raising of short-term interest rates. The two primary areas of concern for the Fed were job creation and inflation. Much progress was made on the jobs front, with the U.S. unemployment rate declining to 5% from 5.6% at the start of 2015.

President’s Letter (unaudited) (continued)

However, not as much progress was made on the inflation front, as the inflation rate still fell short of the Fed’s 2% target. GDP was also disappointing, hurt by the persistent strength of the U.S. dollar and overall weak global demand. Consumer spending was lackluster, despite significant savings at the gas pump as oil prices fell from approximately $60 per barrel to approximately $37 per barrel.
Amidst this backdrop, “anything but energy” ruled the fixed income market during the annual period, and higher quality sectors outperformed lower quality sectors. The securitized sector, particularly mortgage-backed securities, and the financial sector within the corporate bond universe, were the major beneficiaries of this sentiment. Within the U.S. Treasury sector, intermediate U.S. Treasury bonds fared best, offering a perceived safe haven from global economic weakness and energy turbulence. U.S. Treasury bonds additionally gained favor versus other sovereign debt, as central banks in Europe and Asia eased monetary policy, resulting in lower interest rates than what was available in the U.S. On the other hand, demand for corporate bonds suffered, as investors focused on the highest credit quality sectors. Long-dated corporate bonds were particularly poor performers. Similarly, high yield corporate bonds had a dismal year, reflecting the falloff in energy prices and weakness in the metals and mining industries. Many companies in these industries were stripped of their investment grade ratings, and subsequently, high yield corporate bonds absorbed the brunt of the dramatic decline in energy prices. That said, even within the high yield corporate bond sector, there was substantial variation among returns within quality tiers. The highest quality BB-rated bonds returned -1.06%, while the much lower-quality CCC-rated bonds returned -12.11%. Sovereign issuers were also poor performers, as emerging markets got hit by slowing economic growth and weakening energy markets.
The tax-exempt fixed income market, as measured by the Barclays Municipal Bond Index4, significantly outpaced the broad taxable fixed income market during the annual period, with a return of 3.30%. Indeed, municipal bonds were the best performing fixed income sector in 2015. As in the taxable fixed income market, shorter maturity tax-exempt bonds were the weakest performers, ending the annual period with sharply higher rates, while yields on longer-term tax-exempt bonds rose more modestly, thus leading to a flatter municipal bond yield curve.
The decline in the U.S. unemployment rate to 5% and steadily improving job creation were major supports to the municipal bond market during the annual period. Expectations for the Fed to begin slowing raising rates also buoyed the municipal bond market, as states with large unfunded pension liabilities are usually beneficiaries of higher interest rates. Further, a stronger housing market generally increases the amount of real estate taxes that individual states and municipalities receive.
Further supporting the comparatively strong performance of the municipal bond market was the volatility that effected the broad capital markets in 2015. An unusually strong U.S. dollar that created a headwind for companies doing business outside of the U.S., an almost 40% drop in oil prices, and weak global economic growth, particularly in China were all factors not unforeseen by the markets, but the magnitude of these moves were seen as negative surprises. Against this backdrop, the inherently high quality nature of municipal bonds, their domestic focus and the attractive income opportunities they present made them an increasingly attractive asset class. Though supply rose in 2015, demand remained robust for much of the year.
In fact, tax-exempt fund inflows were net positive for the 12 months ended December 31, 2015. Investors showed a relatively high comfort level with the outlook for most state and municipal credit profiles. The fear of credit contagion from the well-documented and serious problems in Puerto Rico did not spill over into the broader tax-exempt universe. However, there remained clear concerns about issues specific to a handful of individual states, most notably for New Jersey and Illinois. New Jersey suffered credit rating downgrades from the independent rating agencies, as the state grappled with sizable unfunded pension obligations. Illinois faced significant budgetary issues. In addition, bonds of states, such as Louisiana and Texas, where energy comprises a significant part of their respective economies, had to deal with dramatically lower energy prices.
Overall, medium quality issues, or those rated in the BBB category, exhibited the best performance within the tax-exempt fixed income market during the annual period, as investors continued to reach for yield within the still low rate environment.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds

4

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Lipper Rankings represent the funds’ ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results.

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees.

i
For Value Line Core Bond Fund, Inc.: Morningstar Return: Below Average for the 3-year period ended December 31, 2015. Average for the 5-year period ended December 31, 2015. Above Average for the 10-year and overall periods ended December 31, 2015. All in the intermediate-term bond category.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

The Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the 12 months ended December 31, 2015.
How did the Fund perform during the annual period?
The Fund generated a total return of 0.22% during the 12 months ended December 31, 2015. This compares to the 0.55% return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund modestly lagged its benchmark due primarily to an underweighting compared to the Barclays Index in intermediate-term U.S. Treasuries, which were among the top performing fixed income segments during the annual period. Also, an overweight to BBB-rated corporate bonds detracted, as lower quality sectors underperformed higher quality sectors during the annual period. Conversely, issue selection, especially within the corporate bond sector, added to the Fund’s relative results. Duration positioning also contributed positively during the annual period, while yield curve positioning had a rather neutral effect.
Which fixed income market sectors most significantly affected Fund performance?
On the positive side, despite the high yield corporate bond rout, several of the Fund’s high yield corporate bond holdings offered significant incremental returns. The Fund owned primarily the highest quality high yield bonds, i.e. almost all BB-rated bonds, and had very limited exposure overall. In fact, it is worth noting that despite the overall high yield corporate bond sector declining approximately 4.5%, the Fund saw an overall positive return from its high yield corporate bond holdings. Perhaps somewhat counterintuitively, two of the Fund’s top performers were non-investment grade corporate bonds, including The Ryland Group, a real estate investment trust, and Briggs and Stratton, a manufacturer of small engines.
The Fund also had a modest overweight to taxable municipal bonds, which contributed positively to its relative results. Several Fund holdings within this sector performed well, enjoying favor with investors as they had low correlation with the energy sector. Having an underweight to sovereign debt also added value, as sovereign debt significantly underperformed the Barclays Index during the annual period. Finally, issue selection overall contributed positively to the Fund’s relative results, especially in the investment grade and high yield corporate bond sectors. Having a bias to high quality securities and only a modest exposure to securities in the energy and metals and mining industries particularly helped.
Conversely, an underweighted allocation to intermediate-term U.S. Treasuries hurt the Fund’s relative results, as this market segment was a top performer during the annual period.
Also, as mentioned, having an overweight to BBB-rated corporate bonds detracted from the Fund’s performance, as this quality tier significantly underperformed higher quality corporate bonds during the annual period. BBB-rated corporate bonds also tended to encompass the Fund’s energy-related holdings, which were among the weakest performers. Indeed, as would be expected, the two worst individual performers for the Fund during the annual period were Enterprise Products Partners L.P., a provider of processing and transportation services to producers and consumers of natural gas liquids, and Marathon Oil, an oil and gas exploration and production company.
What was the Fund’s duration strategy?
Duration positioning in the Fund had a positive, albeit modest, effect on its performance relative to the Barclays Index during the annual period. We kept the Fund’s duration short that of the Barclays Index by approximately ½ a year, which helped, as rates generally rose. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Manager Discussion (continued) (unaudited)
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning had a rather neutral effect on the Fund’s performance, as the Fund’s yield curve positioning was very close to that of the Barclays Index during the annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund initiated the use of derivatives in the last quarter of 2015. We used 10-year government bond futures from the U.S., U.K., Germany and Japan in an effort to provide greater flexibility and liquidity in taking positions on market direction rather than owning the underlying instruments, i.e., the 10-year government bonds, themselves. The strategy is to trade the positions based upon our outlook for the direction of prices for the underlying instruments. All or only some of the four countries’ futures contracts may be held at any time. The purpose of utilizing these futures contracts is to enhance the Fund’s total return through liquid, low cost instruments. Given that the implementation of this futures strategy in the Fund only began late in November 2015, their use did not have a material impact on the Fund’s performance for the annual period overall.
Were there any notable changes in the Fund’s weightings during the annual period?
During the annual period, we increased our high quality bias within the Fund by reducing exposure to high yield corporate bonds and increasing exposure to higher quality investment grade bonds, most notably A-rated bonds. Within the Fund’s high yield corporate bond exposure, we particularly reduced exposure to energy-related securities based on our concerns about slowing global economic growth and growing oil supply without increasing demand. We increased exposure to securitized debt, especially in the highly-rated asset-backed securities sector.
We also modestly adjusted the Fund’s yield curve positioning, reducing its allocation to the two-to-three-year part of the curve due to expectations for Fed tightening and adding a bit of exposure to the 10-year and longer part of the yield curve given our expectations that inflation would remain well-contained. We maintained the Fund’s duration approximately ½ a year short that of the Barclays Index for the most of the annual period in anticipation of a gradual rise in interest rates.
How was the Fund positioned relative to its benchmark index at the end of December 2015?
At the end of December 2015, the Fund remained overweight relative to the Barclays Index in spread, or non-U.S. Treasury, sectors. The Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The Fund was also overweight taxable municipal bonds and the securitized sector overall, specifically asset-backed securities and commercial mortgage-backed securities, but had an underweight to mortgage-backed securities. The Fund remained underweight relative to the Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income.
What is your tactical view and strategy for the months ahead?
At the end of December 2015, we were closely watching oil prices because the fortunes of the energy sector will likely continue to be a key determinant of market action in 2016. Should supply and demand come into better balance, we would opportunistically consider adding some exposure to what we consider to be the better names in the energy-related segment of the high yield corporate bond sector. We will also be monitoring the high yield corporate bond sector for signs of a bottom in spreads, or yield differentials to U.S. Treasuries. In both the investment grade and high yield corporate bond sectors, we intend to maintain our quality bias, as we believe the end of the credit cycle is approaching, with default rates likely to rise.
Certainly Fed action will have a significant effect on fixed income markets in the months ahead. While the Fed has indicated the likelihood of four interest rate hikes in 2016, it is not yet clear if economic growth will be robust enough to support this plan. Inflation is also a key determinant for Fed action, and so we are closely monitoring the current numbers and the outlook for inflation as well.
As we continue to seek to maximize current income, we maintain a long-term investment perspective.

■  Value Line Core Bond Fund
Portfolio Highlights at December 31, 2015 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
FNMA Pool #MA1107, 3.50%, 7/1/32	$1,039,679	$1,086,980	1.5%
U.S. Treasury Bonds, 5.25%, 11/15/28	825,000	1,077,881	1.5%
U.S. Treasury Notes, 1.50%, 1/31/22	1,000,000	972,109	1.4%
U.S. Treasury Bonds, 3.63%, 8/15/43	625,000	703,882	1.0%
U.S. Treasury Bonds, 4.38%, 2/15/38	550,000	694,074	1.0%
U.S. Treasury Notes, 1.38%, 3/31/20	700,000	691,387	1.0%
FNMA Pool #AS5906, 3.50%, 10/1/45	646,509	667,511	0.9%
U.S. Treasury Bonds, 2.00%, 1/15/26	599,165	665,682	0.9%
FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	572,983	608,615	0.8%
U.S. Treasury Notes, 2.13%, 6/30/21	600,000	607,547	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2015 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	57.0%
4 – 4.99%	19.1%
5 – 5.99%	16.8%
6 – 6.99%	4.3%
7 – 7.99%	2.8%
The following graph compares the performance of the Value Line Core Bond Fund to that of the Barclays Capital Aggregate Bond Index (the “Index”). The Value Line Core Bond Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Core Bond Fund and the Barclays Capital Aggregate Bond Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/15	0.22%	$10,022
5 years ended 12/31/15	3.38%	$11,810
10 years ended 12/31/15	4.97%	$16,236
*
The Barclay’s Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthrough’s), ABS, and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Core Bond Fund
Schedule of Investments

Principal Amount		Value
ASSET-BACKED SECURITIES (4.9%)
$231,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	$229,618
140,000	Americredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27%, 7/8/19	139,516
270,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.92%, 9/20/19(1)	267,976
150,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.46%, 7/20/20(1)	150,475
194,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.26%, 5/21/18	193,759
275,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A4, 1.62%, 10/22/18	274,567
200,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	199,007
150,000	Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A3, 1.27%, 5/15/19(1)	149,555
190,000	Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A4, 1.55%, 2/18/20(1)	188,189
200,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	200,468
350,000	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	348,926
150,000	Ford Credit Auto Owner Trust, Series 2014-A, Class A4, 1.29%, 4/15/19	149,600
200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	197,477
Principal Amount		Value
ASSET-BACKED SECURITIES (4.9%) (continued)
$245,000	Ford Credit Floorplan Master Owner Trust A, Series 2013-1, Class A1, 0.85%, 1/15/18	$244,985
300,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	300,804
110,000	Synchrony Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	107,710
200,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	205,941
TOTAL ASSET-BACKED SECURITIES (Cost $3,578,183) (4.9%)		3,548,573
COMMERCIAL MORTGAGE-BACKED SECURITIES (5.7%)
145,531	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.69%, 6/11/50(2)	151,784
346,527	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	351,167
337,581	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	345,103
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.56%, 8/25/45(1)(2)	202,244
88,104	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.42%, 12/25/45(1)(2)	90,501
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.16%, 4/25/46(1)(2)	198,842
297,374	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	288,408
600,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(2)	578,452
342,712	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	330,453
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (5.7%) (continued)
$255,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	$260,945
238,975	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(2)	249,900
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A2, 3.00%, 10/15/46	153,153
400,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	408,156
153,078	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1.10%, 9/20/34(2)	145,694
153,923	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A2, 2.55%, 6/25/34(2)	143,968
206,222	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.27%, 4/25/45(2)	206,020
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,278,099) (5.7%)		4,104,790
CORPORATE BONDS & NOTES (42.6%)
	BASIC MATERIALS (1.0%)
100,000	ArcelorMittal, Senior Unsecured Notes, 5.50%, 2/25/17	96,590
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	147,750
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23(3)	199,373
150,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	151,602
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19(3)	151,125
		746,440

See Notes to Financial Statements.

December 31, 2015

Principal Amount		Value
CORPORATE BONDS & NOTES (42.6%) (continued)
	COMMUNICATIONS (3.9%)
$175,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	$184,253
100,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	99,130
150,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	145,876
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	186,687
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	251,581
250,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	241,287
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	256,875
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	195,105
250,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	259,872
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	274,758
300,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)	305,054
209,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	210,631
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, 9/15/43	178,082
		2,789,191
	CONSUMER, CYCLICAL (4.9%)
200,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	218,000
Principal Amount		Value
CORPORATE BONDS & NOTES (42.6%) (continued)
	CONSUMER, CYCLICAL (4.9%) (continued)
$300,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19	$339,251
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20(3)	150,855
250,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, 7/16/31	308,503
300,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	295,379
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.75%, 5/15/16	250,731
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.40%, 4/10/18	248,773
100,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 6.50%, 3/1/21	105,125
275,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16(1)	277,252
200,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21(3)	221,500
200,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25(3)	203,609
150,000	NIKE, Inc., Senior Unsecured Notes, 3.88%, 11/1/45	144,750
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(1)	99,629
100,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	103,357
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	153,750
150,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	147,375
Principal Amount		Value
CORPORATE BONDS & NOTES (42.6%) (continued)
	CONSUMER, CYCLICAL (4.9%) (continued)
$250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	$243,246
		3,511,085
	CONSUMER, NON-CYCLICAL (6.2%)
150,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	146,620
125,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	125,130
200,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	197,838
200,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	193,638
250,000	Amgen, Inc., Senior Unsecured Notes, 3.88%, 11/15/21	260,469
250,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23(3)	256,512
200,000	Constellation Brands, Inc., Guaranteed Notes, 4.25%, 5/1/23	200,000
300,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	303,480
250,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	268,065
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	150,101
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	148,125
200,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	194,712
150,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	148,467
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	366,666

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (42.6%) (continued)
	CONSUMER, NON-CYCLICAL (6.2%) (continued)
$150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21(3)	$152,625
250,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	247,904
150,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	149,735
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	96,612
250,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	266,875
250,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	253,429
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	101,387
244,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(1)	244,395
		4,472,785
	ENERGY (2.1%)
250,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	262,156
150,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	134,985
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	159,897
200,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19	184,895
100,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(3)	80,485
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45(3)	96,999
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	205,759
Principal Amount		Value
CORPORATE BONDS & NOTES (42.6%) (continued)
	ENERGY (2.1%) (continued)
$250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	$242,169
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	150,813
		1,518,158
	FINANCIAL (19.7%)
100,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	98,686
250,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	255,625
200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	204,750
250,000	American Express Co., Senior Unsecured Notes, 0.97%, 5/22/18(2)	248,451
300,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	301,066
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	197,481
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(3)	149,356
200,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	206,250
250,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	248,045
250,000	Bank of America Corp., Series L, Senior Unsecured Notes, 1.35%, 11/21/16	249,671
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(1)	305,217
500,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	552,849
Principal Amount		Value
CORPORATE BONDS & NOTES (42.6%) (continued)
	FINANCIAL (19.7%) (continued)
$250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	$252,118
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	201,295
150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22(3)	154,032
200,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	208,035
350,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	348,424
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	253,056
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(1)(3)	250,613
200,000	Deutsche Bank AG, Senior Unsecured Notes, 1.88%, 2/13/18	198,299
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	215,960
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	246,440
350,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	356,429
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	245,169
250,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	249,722
272,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	280,524
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	116,894
350,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	344,488

See Notes to Financial Statements.

December 31, 2015

Principal Amount		Value
CORPORATE BONDS & NOTES (42.6%) (continued)
	FINANCIAL (19.7%) (continued)
$350,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	$375,702
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	262,442
250,000	Huntington National Bank (The), Senior Unsecured Notes, 2.20%, 11/6/18	249,309
200,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)	219,250
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	199,449
300,000	JPMorgan Chase Bank NA, Subordinated Notes, 6.00%, 10/1/17	320,748
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	254,643
250,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25(3)	250,821
160,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17(1)	165,481
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19(1)	249,751
400,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	414,328
300,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19(3)	301,618
250,000	PNC Funding Corp., Guaranteed Notes, 5.13%, 2/8/20(3)	274,927
350,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	353,660
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	248,233
166,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	165,305
Principal Amount		Value
CORPORATE BONDS & NOTES (42.6%) (continued)
	FINANCIAL (19.7%) (continued)
$300,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	$294,320
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	280,557
300,000	Standard Chartered PLC, Senior Unsecured Notes, 1.50%, 9/8/17(1)	298,065
350,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	347,741
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	149,792
200,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	199,781
150,000	UBS AG MTN, Senior Unsecured Notes, 2.35%, 3/26/20	149,824
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	254,048
350,000	Wells Fargo & Co., Senior Unsecured Notes, 5.63%, 12/11/17(3)	375,494
300,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	344,567
250,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	278,586
		14,217,387
	INDUSTRIAL (2.0%)
175,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	178,937
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	217,000
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.05%, 3/15/22	250,648
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	90,633
Principal Amount		Value
CORPORATE BONDS & NOTES (42.6%) (continued)
	INDUSTRIAL (2.0%) (continued)
$250,000	Masco Corp., Senior Unsecured Notes, 7.13%, 3/15/20	$288,750
8,000	Owens Corning, Inc., Guaranteed Notes, 6.50%, 12/1/16	8,231
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	242,972
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	196,096
		1,473,267
	TECHNOLOGY (0.8%)
100,000	Analog Devices, Inc., Senior Unsecured Notes, 3.90%, 12/15/25(3)	100,956
150,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	148,922
150,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	154,683
150,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	143,874
		548,435
	UTILITIES (2.0%)
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	101,228
200,000	Consumers Energy Co., 3.13%, 8/31/24	199,632
300,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	323,186
380,000	Florida Power & Light Co., 4.95%, 6/1/35	417,234
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	137,595
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	247,459
		1,426,334
TOTAL CORPORATE BONDS & NOTES (Cost $30,842,253) (42.6%)		30,703,082

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.8%)
$300,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	$327,000
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	263,000
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $569,971) (0.8%)		590,000
LONG-TERM MUNICIPAL SECURITIES (2.6%)
	CALIFORNIA (0.9%)
125,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	149,440
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	86,760
200,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	201,434
200,000	State of California, Build America Bond, General Obligation Unlimited, 5.70%, 11/1/21	234,274
		671,908
	NEW YORK (0.4%)
300,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	304,698
	TEXAS (1.1%)
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	492,215
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (2.6%) (continued)
	TEXAS (1.1%) (continued)
$250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	$268,383
		760,598
	VIRGINIA (0.2%)
100,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	121,483
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,832,627) (2.6%)		1,858,687
SHORT-TERM MUNICIPAL SECURITIES (0.4%)
	ILLINOIS (0.4%)
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	251,452
TOTAL SHORT-TERM MUNICIPAL SECURITIES (Cost $251,601) (0.4%)		251,452
U.S. GOVERNMENT AGENCY OBLIGATIONS (23.3%)
67,761	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	73,937
55,380	FHLMC Gold PC Pool #A29633, 5.00%, 1/1/35	60,648
33,495	FHLMC Gold PC Pool #A56491, 5.00%, 1/1/37	36,605
572,983	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	608,615
131,640	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	139,504
13,502	FHLMC Gold PC Pool #B12822, 5.00%, 3/1/19	13,964
5,308	FHLMC Gold PC Pool #B17398, 4.50%, 12/1/19	5,526
31,235	FHLMC Gold PC Pool #B18034, 4.50%, 4/1/20	32,270
84,163	FHLMC Gold PC Pool #C09004, 3.50%, 7/1/42	86,743
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (23.3%) (continued)
$17,488	FHLMC Gold PC Pool #C91413, 3.50%, 12/1/31	$18,286
400,119	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	428,092
717	FHLMC Gold PC Pool #E92226, 5.00%, 11/1/17	741
848	FHLMC Gold PC Pool #E92829, 5.00%, 12/1/17	877
10,439	FHLMC Gold PC Pool #E93499, 5.00%, 12/1/17	10,797
1,763	FHLMC Gold PC Pool #E98960, 5.00%, 9/1/18	1,823
207,502	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	214,043
25,681	FHLMC Gold PC Pool #G08184, 5.00%, 1/1/37	28,044
3,313	FHLMC Gold PC Pool #G11986, 5.00%, 4/1/21	3,552
4,764	FHLMC Gold PC Pool #G12319, 5.00%, 6/1/21	5,105
25,848	FHLMC Gold PC Pool #G18044, 4.50%, 3/1/20	26,897
5,849	FHLMC Gold PC Pool #J00118, 5.00%, 10/1/20	6,068
84,488	FHLMC Gold PC Pool #J00139, 5.00%, 10/1/20	87,452
22,779	FHLMC Gold PC Pool #J03233, 5.00%, 8/1/21	24,038
250,896	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	266,731
26,129	FHLMC Gold PC Pool #Q01181, 4.50%, 6/1/41	28,198
108,011	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	111,331
200,775	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	212,477
173,310	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	178,624

See Notes to Financial Statements.

December 31, 2015

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (23.3%) (continued)
$444,484	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	$444,727
399,029	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	399,144
500,000	FNMA, 1.63%, 11/27/18	503,639
12,580	FNMA Pool #254383, 7.50%, 6/1/32	15,325
31,037	FNMA Pool #254476, 5.50%, 9/1/32	34,816
16,564	FNMA Pool #254684, 5.00%, 3/1/18	17,156
66,888	FNMA Pool #255496, 5.00%, 11/1/34	73,688
5,436	FNMA Pool #255580, 5.50%, 2/1/35	6,130
2,873	FNMA Pool #258149, 5.50%, 9/1/34	3,199
23,521	FNMA Pool #412682, 6.00%, 3/1/28	26,827
480	FNMA Pool #511823, 5.50%, 5/1/16	481
177	FNMA Pool #568625, 7.50%, 1/1/31	182
28,829	FNMA Pool #571090, 7.50%, 1/1/31	29,236
882	FNMA Pool #573935, 7.50%, 3/1/31	902
5,304	FNMA Pool #622373, 5.50%, 12/1/16	5,367
7,819	FNMA Pool #623503, 6.00%, 2/1/17	7,934
85,282	FNMA Pool #626440, 7.50%, 2/1/32	96,603
3,717	FNMA Pool #631328, 5.50%, 2/1/17	3,772
416	FNMA Pool #638247, 5.50%, 5/1/17	419
420	FNMA Pool #643277, 5.50%, 4/1/17	426
5,227	FNMA Pool #685183, 5.00%, 3/1/18	5,432
1,075	FNMA Pool #688539, 5.50%, 3/1/33	1,202
11,064	FNMA Pool #703936, 5.00%, 5/1/18	11,488
22,441	FNMA Pool #726889, 5.50%, 7/1/33	25,239
66,472	FNMA Pool #735224, 5.50%, 2/1/35	74,826
23,377	FNMA Pool #763393, 5.50%, 2/1/34	26,028
3,093	FNMA Pool #769682, 5.00%, 3/1/34	3,402
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (23.3%) (continued)
$66,570	FNMA Pool #769862, 5.50%, 2/1/34	$74,906
1,037	FNMA Pool #778141, 5.00%, 5/1/34	1,147
821	FNMA Pool #789150, 5.00%, 10/1/34	905
9,637	FNMA Pool #797154, 5.50%, 11/1/34	10,818
25,896	FNMA Pool #801063, 5.50%, 11/1/34	28,835
18,187	FNMA Pool #803675, 5.50%, 12/1/34	20,492
27,780	FNMA Pool #804683, 5.50%, 12/1/34	30,930
9,023	FNMA Pool #910242, 5.00%, 3/1/37	9,924
139,629	FNMA Pool #919584, 6.00%, 6/1/37	157,886
42,093	FNMA Pool #975116, 5.00%, 5/1/38	46,297
17,531	FNMA Pool #AA2531, 4.50%, 3/1/39	18,962
64,480	FNMA Pool #AB2053, 3.50%, 1/1/26	67,658
311,405	FNMA Pool #AB2346, 4.50%, 2/1/41	337,059
227,406	FNMA Pool #AB5231, 2.50%, 5/1/27	231,067
295,117	FNMA Pool #AB5716, 3.00%, 7/1/27	305,654
479,327	FNMA Pool #AB8144, 5.00%, 4/1/37	528,508
26,316	FNMA Pool #AD1035, 4.50%, 2/1/40	28,484
109,356	FNMA Pool #AD8536, 5.00%, 8/1/40	120,670
161,424	FNMA Pool #AE1853, 4.00%, 8/1/40	171,214
151,977	FNMA Pool #AH3226, 5.00%, 2/1/41	167,815
119,638	FNMA Pool #AH8932, 4.50%, 4/1/41	129,494
39,596	FNMA Pool #AI0620, 4.50%, 5/1/41	42,848
227,096	FNMA Pool #AI4285, 5.00%, 6/1/41	250,729
183,698	FNMA Pool #AJ5888, 4.50%, 11/1/41	199,201
54,692	FNMA Pool #AJ9278, 3.50%, 12/1/41	56,565
143,718	FNMA Pool #AL3272, 5.00%, 2/1/25	158,069
6,306	FNMA Pool #AL5259, 3.50%, 5/1/29	6,610
330,521	FNMA Pool #AQ0287, 3.00%, 10/1/42	331,825
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (23.3%) (continued)
$112,785	FNMA Pool #AR2174, 3.00%, 4/1/43	$113,029
400,260	FNMA Pool #AR6394, 3.00%, 2/1/43	401,681
434,114	FNMA Pool #AS2337, 4.50%, 5/1/44	468,855
154,553	FNMA Pool #AS3155, 4.00%, 8/1/44	163,600
110,905	FNMA Pool #AS3157, 4.00%, 8/1/44	117,397
646,509	FNMA Pool #AS5906, 3.50%, 10/1/45	667,511
287,979	FNMA Pool #AU1847, 3.00%, 9/1/43	288,548
163,626	FNMA Pool #AU2135, 2.50%, 8/1/28	165,790
268,220	FNMA Pool #AU4279, 3.00%, 9/1/43	268,759
491,514	FNMA Pool #AW5055, 3.50%, 7/1/44	507,985
157,055	FNMA Pool #AW6645, 3.00%, 6/1/29	162,022
166,710	FNMA Pool #AW7362, 2.50%, 8/1/29	168,590
406,414	FNMA Pool #AX0416, 4.00%, 8/1/44	430,204
293,751	FNMA Pool #AX1138, 3.50%, 9/1/44	303,294
267,925	FNMA Pool #AX9013, 3.50%, 2/1/45	276,628
464,592	FNMA Pool #AY2728, 2.50%, 2/1/30	468,802
299,970	FNMA Pool #BA3885, 3.50%, 11/1/45	309,719
352,741	FNMA Pool #MA0641, 4.00%, 2/1/31	377,385
1,039,679	FNMA Pool #MA1107, 3.50%, 7/1/32	1,086,980
11,096	FNMA REMIC Trust Series 2003-38, Class TC, 5.00%, 3/25/23	11,262
141,140	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	139,510
288,329	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	290,531
1,486	GNMA I Pool #429786, 6.00%, 12/15/33	1,716
30,088	GNMA I Pool #548880, 6.00%, 12/15/31	33,752
26,654	GNMA I Pool #551762, 6.00%, 4/15/32	30,511
2,959	GNMA I Pool #557681, 6.00%, 8/15/31	3,320

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (23.3%) (continued)
$12,065	GNMA I Pool #582415, 6.00%, 11/15/32	$13,937
45,231	GNMA I Pool #583008, 5.50%, 6/15/34	51,455
36,606	GNMA I Pool #605025, 6.00%, 2/15/34	41,602
17,494	GNMA I Pool #605245, 5.50%, 6/15/34	19,629
31,223	GNMA I Pool #622603, 6.00%, 11/15/33	35,481
4,514	GNMA I Pool #626480, 6.00%, 2/15/34	5,191
18,776	GNMA II Pool #3645, 4.50%, 12/20/19	19,435
210,167	GNMA II Pool #5332, 4.00%, 3/20/42	224,671
191,278	GNMA II Pool #MA1520, 3.00%, 12/20/43	194,624
165,920	GNMA II Pool #MA1678, 4.00%, 2/20/44	176,883
473,677	GNMA II Pool #MA1922, 5.00%, 5/20/44	518,499
165,002	GNMA II Pool #MA2445, 3.50%, 12/20/44	172,260
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,709,099) (23.3%)		16,794,198
U.S. TREASURY OBLIGATIONS (19.0%)
	U.S. TREASURY NOTES & BONDS (19.0%)
350,000	U.S. Treasury Bonds, 7.88%, 2/15/21	453,127
599,165	U.S. Treasury Bonds, 2.00%, 1/15/26(4)	665,682
825,000	U.S. Treasury Bonds, 5.25%, 11/15/28	1,077,881
550,000	U.S. Treasury Bonds, 4.38%, 2/15/38(3)	694,074
300,000	U.S. Treasury Bonds, 4.38%, 5/15/40	377,484
625,000	U.S. Treasury Bonds, 3.63%, 8/15/43	703,882
430,000	U.S. Treasury Bonds, 3.38%, 5/15/44	461,477
150,000	U.S. Treasury Bonds, 2.50%, 2/15/45	134,584
250,000	U.S. Treasury Notes, 0.50%, 11/30/16	249,336
450,000	U.S. Treasury Notes, 0.88%, 12/31/16	450,281
200,000	U.S. Treasury Notes, 0.75%, 3/15/17	199,711
150,000	U.S. Treasury Notes, 0.88%, 10/15/17	149,549
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (19.0%) (continued)
	U.S. TREASURY NOTES & BONDS (19.0%) (continued)
$300,000	U.S. Treasury Notes, 0.88%, 11/15/17	$298,957
500,000	U.S. Treasury Notes, 0.75%, 12/31/17	496,621
300,000	U.S. Treasury Notes, 1.00%, 2/15/18	299,063
600,000	U.S. Treasury Notes, 1.38%, 12/31/18	600,445
600,000	U.S. Treasury Notes, 1.50%, 3/31/19	601,711
500,000	U.S. Treasury Notes, 3.13%, 5/15/19	527,481
450,000	U.S. Treasury Notes, 1.63%, 6/30/19	452,021
200,000	U.S. Treasury Notes, 1.63%, 12/31/19	200,008
200,000	U.S. Treasury Notes, 1.25%, 1/31/20	196,922
700,000	U.S. Treasury Notes, 1.38%, 3/31/20	691,387
200,000	U.S. Treasury Notes, 1.13%, 4/30/20	195,430
300,000	U.S. Treasury Notes, 2.25%, 4/30/21	305,953
600,000	U.S. Treasury Notes, 2.13%, 6/30/21	607,547
100,000	U.S. Treasury Notes, 2.00%, 10/31/21	100,277
1,000,000	U.S. Treasury Notes, 1.50%, 1/31/22	972,109
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	147,867
200,000	U.S. Treasury Notes, 2.50%, 8/15/23	205,195
450,000	U.S. Treasury Notes, 2.75%, 2/15/24	468,721
350,000	U.S. Treasury Notes, 2.25%, 11/15/24	349,822
200,000	U.S. Treasury Notes, 2.00%, 2/15/25	195,508
200,000	U.S. Treasury Notes, 2.13%, 5/15/25	197,391
TOTAL U.S. TREASURY NOTES & BONDS (Cost $13,767,628) (19.0%)		13,727,504
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,767,628) (19.0%)		13,727,504
Shares		Value
SHORT-TERM INVESTMENTS (5.3%)
	MONEY MARKET FUNDS (5.3%)
3,519,753	State Street Navigator Securities Lending Prime Portfolio(5)	3,519,753
Shares		Value
308,332	State Street Institutional Liquid Reserves Fund	$308,332
TOTAL SHORT-TERM INVESTMENTS (Cost $3,828,085) (5.3%)		3,828,085
TOTAL INVESTMENT SECURITIES (104.6%) (Cost $75,657,546)		$75,406,371
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.6%)		(3,332,289)
NET ASSETS (100%)		$72,074,082
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($72,074,082 ÷ 4,899,887 shares outstanding)		$14.71
(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of December 31, 2015, the market value of the securities on loan was $3,454,024.

(4)
Treasury Inflation Protected Security (TIPS).

(5)
Securities with an aggregate market value of  $3,454,024 were out on loan in exchange for $3,519,753 of cash collateral as of December 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1G in the Notes to Financial Statements.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

See Notes to Financial Statements.

December 31, 2015

FUTURES (see Note 1C)
Type	Number of Contracts	Expiration Date	Original Value	Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
Short Future
10yr Mini JGB	13	03/11/16	$(1,608,736)	$(1,612,197)	$(3,461)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$3,548,573	$—	$3,548,573
Commercial Mortgage-Backed Securities	—	4,104,790	—	4,104,790
Corporate Bonds & Notes*	—	30,703,082	—	30,703,082
Foreign Government Obligations	—	590,000	—	590,000
Long-Term Municipal Securities*	—	1,858,687	—	1,858,687
Short-Term Municipal Securities	—	251,452	—	251,452
U.S. Government Agency Obligations	—	16,794,198	—	16,794,198
U.S. Treasury Obligations	—	13,727,504	—	13,727,504
Short-Term Investments	3,828,085	—	—	3,828,085
Total Investments in Securities	3,828,085	71,578,286	—	75,406,371
Liabilities
Futures	(3,461)	—	—	(3,461)
Total	$3,824,624	$71,578,286	$—	$75,402,910
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.
To achieve the Fund’s investment objectives, under normal conditions, EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.
Manager Discussion of Fund Performance
Below, Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the 12 months ended December 31, 2015.
How did the Fund perform during the annual period?
The Fund generated a total return of 2.54% during the 12 months ended December 31, 2015. This compares to the 3.30% return of the Fund’s benchmark, the Barclays Municipal Bond Index (the “Barclays Muni Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the reporting period?
The Fund’s high quality and shorter duration bias detracted from its results relative to the Barclays Muni Index, but these factors were mostly offset by the positive contribution made by the Fund’s yield curve positioning.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results was having an overweighted allocation to the education sector, which, tending to be a high quality sector, lagged the Barclays Muni Index during the annual period. Having an underweighted allocation to the hospitals sector, which outpaced the Barclays Muni Index during the annual period, also hurt. Exposure to the debt of the State of New Jersey further dampened results, as these bonds were relatively poor performers during the annual period. New Jersey suffered credit rating downgrades from the independent rating agencies, as the state grappled with sizable unfunded pension obligations.
On the positive side, overweighting revenue bonds and underweighting general obligation (“GO”) bonds at the local and state levels helped performance, as the Revenue Index (a subset of the Barclays Index) outperformed the GO Index (another subset of the Barclays Muni Index) during the annual period. Investors searching for yield saw value in the higher yielding revenue bonds that offered some credit protection in the form of regular tax receipts or other revenue streams. Also, having a significant underweight in exposure to the debt of Illinois boosted relative returns. The state of Illinois posted the second worst returns in the Barclays Muni Index after New Jersey, as Illinois faced significant budgetary issues. Issue selection amongst transportation, water and sewer, and hospital bonds added value as well.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance during the reporting Period. We kept the Fund’s duration approximately ½ a year shorter than that of the Barclays Muni Index through most of the reporting Period. We maintained this stance in anticipation of the Fed beginning to raise rates earlier in the year than it did. However, being short the Barclays Muni Index during a year of relative strong municipal bond returns hurt. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning overall contributed most positively to the Fund’s performance during the reporting period. An overweighting in the belly, or intermediate segment, of the yield curve, i.e. maturities of five to seven years, along with an underweighting on the shorter-term end of the yield curve, i.e. maturities of three years and under, was a winning combination. Yields on shorter-maturities rose most, reflecting expectations for Fed tightening, and thus posted the lowest returns. Yields on longer maturities rose more modestly, as inflation seemed to be well contained.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

Manager Discussion (continued) (unaudited)
Were there any notable changes in the Fund’s weightings during the annual period?
During the reporting period, there were no notable changes in the Fund’s weightings and only modest trading. We maintained the Fund’s yield curve positioning, with an overweight in the intermediate segment. We also maintained the Fund’s focus on higher quality issues, as negative credit events continued to surface in several lower-rated states, such as Illinois and New Jersey. We maintained the Fund’s duration slightly short that of the Barclays Muni Index in anticipation of gradually higher interest rates. We invested new cash inflows to maintain duration at approximately ½ a year shorter than that of the Barclays Index, with new purchases primarily in higher quality, mostly AA-rated bonds.
How was the Fund positioned relative to its benchmark index at the end of December 2015?
At the end of December 2015, the Fund maintained its conservative focus on higher credit quality, with a bias toward education and utilities bonds. The Fund also maintained its overweighted exposure to revenue bonds, as we like their yield. The Fund maintained its underweights to general obligation bonds and hospital bonds, the latter due to the volatility of the sector. We maintained the Fund’s duration shorter than that of the Barclays Muni Index and its heavier weighting toward the intermediate segment of the yield curve.
What is your tactical view and strategy for the months ahead?
At the end of December 2015, our view ahead for the tax-exempt fixed income market was positive, for many of the same reasons it performed well in 2015. The year ended with demand still strong, as investors flocked to this higher quality, relatively stable asset class. Supply is expected to recede, as many issuers fast-tracked their issuance in anticipation of the Fed tightening in December 2015. In addition to strong technicals, or supply/demand factors, state and local creditworthiness remained relatively strong, with the exception of oil-dependent states and those states still struggling with their pension liabilities and other budgetary issues.
Given this view, we intend to maintain the Fund’s focus on the higher quality end of the credit spectrum and to favor revenue bonds over general obligation bonds, as we continue to like the attractive yield they offer.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	$1,170,000	$1,308,856	1.9%
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	1,000,000	1,166,570	1.7%
Leander Independent School District, Prefunded Bonds, General Obligation Unlimited, PSF-GTD Insured, 0.00%, 8/15/41	4,805,000	1,141,956	1.7%
Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25	855,000	903,564	1.3%
Arlington Texas, Special Tax, 5.00%, 8/15/28	825,000	893,203	1.3%
Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	750,000	859,245	1.3%
Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	750,000	850,912	1.2%
Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	750,000	809,820	1.2%
Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	630,000	695,715	1.0%
Cape Coral Florida Utility Special Assessment, Southwest 4 Area, NATL-RE Insured, 4.50%, 7/1/18	650,000	676,253	1.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of December 31, 2015
Percentage of Fund’s Investments
Aaa/AAA	13.2%
Aa1/AA+	23.5%
Aa2/AA	23.4%
Aa3/AA-	13.2%
A1/A+	8.6%
A2/A	8.9%
A3/A-	5.1%
Baa1	0.8%
NR	2.1%
Total Investments	98.8%
Cash and other assets in excess of liabilities	1.2%
Total Net Assets	100.0%
Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited) (continued)

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Barclays Capital Municipal Bond Index (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The Value Line Tax Exempt Fund, Inc. and the Barclays Capital Municipal Bond Index*
Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/15	2.54%	$10,254
5 years ended 12/31/15	4.27%	$12,324
10 years ended 12/31/15	3.02%	$13,470
*
The Barclays Capital Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.8%)
	ALABAMA (0.5%)
$310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	$329,865
	ALASKA (0.3%)
200,000	North Slope Boro Alaska, General Obligation Unlimited, NATL-RE Insured, Ser. A, 5.00%, 6/30/17	Aa2	212,596
	ARIZONA (1.0%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	174,072
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	255,645
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	242,994
			672,711
	ARKANSAS (0.8%)
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	539,145
	CALIFORNIA (14.5%)
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	173,067
100,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, 5.00%, 9/1/33	Aa3	116,798
500,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Ser. A, 5.25%, 10/1/38	Aa1	556,265
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	Aa3	291,742
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	292,253
225,000	California State Department of Water Resources Center Valley Project Water System, Ser. AG, Refunding Revenue Bonds, 4.38%, 12/1/29	Aa1	241,796
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	595,655
250,000	Judicial Council Projects, Ser. D, 5.00%, 12/1/18	A1	278,072
200,000	Ser. H, 5.00%, 12/1/24	A1	249,082
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	Aa3	650,439
500,000	5.25%, 11/1/40	Aa3	583,535
250,000	City of Pasadena, California Certificate of Participation, Ser. C, 4.75%, 2/1/38	AA+*	270,008
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(1)	A2	293,775
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, AGM Insured, 5.25%, 10/15/21	A2	268,543
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	144,659
	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C:
60,000	Senior Ser. B, 5.00%, 7/1/22	Aa2	73,189
75,000	Senior Ser. C, 5.00%, 7/1/21	AA+*	89,664
125,000	Los Angeles Unified School District, General Obligation Unlimited, Refunding Bonds, Ser. A, 5.00%, 7/1/23	Aa2	154,233
135,000	Los Angeles Unified School District, General Obligation Unlimited, Ser. B, AMBAC Insured, 5.00%, 7/1/18(2)	Aa2	143,563
220,000	Marin Community College District, General Obligation Unlimited, Election 2004, Ser. B, 4.75%, 8/1/34	Aa1	244,303
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	374,355
60,000	Ser. F, 5.00%, 7/1/28	Aa1	72,424
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	173,508
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	281,782
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	Aa2	164,006
150,000	San Francisco Bay Area Rapid Transit District, General Obligation Unlimited, Election 2004, Ser. D, 4.00%, 8/1/24	Aaa	176,810
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	206,196
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.8%) (continued)
	CALIFORNIA (14.5%) (continued)
$130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	$160,241
855,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25(2)	A1	903,564
150,000	Santa Monica Public Financing Authority, Lease Revenue Bonds, Ser. A, 4.00%, 6/1/18	Aa2	160,854
200,000	State of California, General Obligation Unlimited, 4.00%, 3/1/25	Aa3	232,318
	State of California, General Obligation Unlimited, Refunding Bonds:
105,000	5.00%, 2/1/24	Aa3	125,392
250,000	5.25%, 2/1/29	Aa3	296,475
	State of California, General Obligation Unlimited, Various Purpose Bonds:
250,000	5.00%, 9/1/41	Aa3	285,805
260,000	5.50%, 4/1/21	Aa3	297,768
150,000	University of California Limited Project, Revenue Bonds, Ser. G, 5.00%, 5/15/37	Aa3	174,486
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	184,362
			9,980,987
	COLORADO (0.8%)
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa2	576,845
	CONNECTICUT (0.7%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	203,798
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	288,948
			492,746
	DELAWARE (0.3%)
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	220,412
	DISTRICT OF COLUMBIA (0.2%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	116,414
	FLORIDA (5.2%)
650,000	Cape Coral Florida Utility Special Assessment, Southwest 4 Area, NATL-RE Insured, 4.50%, 7/1/18	A2	676,253
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/23	A1	291,795
250,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/30	Aa3	293,583
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A2	288,154
75,000	Hillsborough County Industrial Development Authority, Hospital Revenue Refunding Bonds, Tampa General Hospital Project, Ser. A, 5.00%, 10/1/20	A3	85,355
415,000	Hillsborough County School Board Certificates of Participation, Master Lease Program, NATL-RE Insured, 5.00%, 7/1/22	Aa2	439,107
300,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A2	356,820
750,000	Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	Aa2	859,245
250,000	State of Florida, Department of Transportation, General Obligation Unlimited, 5.00%, 7/1/22	Aa1	299,387
			3,589,699
	GEORGIA (3.0%)
150,000	Augusta Georgia Water & Sewerage Revenue, Revenue Bonds, 4.00%, 10/1/28	A1	162,556
500,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Ser. B, AGM Insured, 5.25%, 11/1/34	Aa3	560,345
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	Aa2	140,223
500,000	Ser. A, 4.00%, 7/1/36	Aa2	526,310
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	695,715
			2,085,149
See Notes to Financial Statements.

December 31, 2015

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.8%) (continued)
	GUAM (0.5%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
$150,000	5.00%, 10/1/20	A2	$173,402
120,000	5.00%, 10/1/39	A2	137,449
			310,851
	HAWAII (1.0%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	551,804
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	117,906
			669,710
	IDAHO (0.8%)
250,000	Idaho Housing & Finance Association, Grant & Revenue Anticipation Bonds, Federal Highway - A, 5.00%, 7/15/29	A2	284,198
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	282,740
			566,938
	ILLINOIS (2.4%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	109,142
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A2	214,328
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A2	281,612
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	Aa3	171,474
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	221,396
500,000	Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	A2	534,455
150,000	University of Illinois, Revenue Bonds, Auxiliary Facilities System, Ser. A, 5.00%, 4/1/17	Aa3	157,626
			1,690,033
	INDIANA (1.2%)
750,000	Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	809,820
	IOWA (0.8%)
500,000	Iowa Finance Authority, State Revolving Fund, Revenue Bonds, 3.38%, 8/1/29	Aaa	521,135
	KANSAS (0.7%)
500,000	Johnson County Kansas Unified School District No. 512 Shawnee Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aaa	509,850
	KENTUCKY (0.7%)
450,000	Kentucky State Turnpike Authority Economic Development Road Revenue, Revenue Bonds, Revitalization Projects, Ser. A, 5.00%, 7/1/19	Aa2	507,119
	LOUISIANA (0.8%)
250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	293,612
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa2	170,598
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	Aa3	101,482
			565,692
	MAINE (1.0%)
	Maine Municipal Bond Bank, Revenue Bonds:
225,000	Ser. D, 4.00%, 11/1/20	AA+*	251,662
100,000	Ser. E, 5.00%, 11/1/18	Aa2	107,582
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	229,170
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.8%) (continued)
	MAINE (1.0%) (continued)
$100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	$115,434
			703,848
	MARYLAND (0.9%)
500,000	Howard County Maryland Consolidated Public Improvement, General Obligation Unlimited, Ser. A, 4.00%, 2/15/23	Aaa	547,160
50,000	University System of Maryland, Auxiliary Facilities & Tuition Revenue, Revenue Bonds, Ser. A, 5.00%, 10/1/16	Aa1	51,718
			598,878
	MASSACHUSETTS (4.6%)
245,000	Martha’s Vineyard Land Bank, Revenue Bonds, AMBAC Insured, 4.25%, 5/1/36(2)	A-*	248,560
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	524,505
	Massachusetts Development Finance Agency:
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	587,345
75,000	Partners Healthcare, Revenue Bonds, Ser. L, 5.00%, 7/1/36	Aa3	86,032
250,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	288,070
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	643,310
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	292,655
350,000	Massachusetts State, General Obligation Limited, AMBAC Insured, Consolidated Loan, Ser. C, 5.00%, 8/1/37(2)	Aa1	373,030
115,000	Town of Nantucket, Massachusetts Municipal Purpose Loan, General Obligation Limited, 4.13%, 2/15/24	Aa1	121,440
			3,164,947
	MICHIGAN (0.2%)
145,000	Michigan Finance Authority, State Revolving Fund Revenue, Clean Water, Refunding Revenue Bonds, 5.00%, 10/1/20	AAA*	169,614
	MISSISSIPPI (0.5%)
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	328,464
	NEBRASKA (0.9%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	327,778
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	267,103
			594,881
	NEVADA (0.8%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	269,230
200,000	County of Clark, Nevada Refunding, General Obligation Limited, Ser. B, 4.00%, 7/1/17	Aa1	209,524
100,000	County of Washoe, Nevada Refunding, General Obligation Limited, Ser. A, 4.00%, 3/1/17	Aa2	103,773
			582,527
	NEW HAMPSHIRE (0.8%)
500,000	New Hampshire State, General Obligation Unlimited, Ser. B, 4.00%, 2/1/30	Aa1	541,780
	NEW JERSEY (3.8%)
100,000	New Jersey Institute of Technology, Revenue Bonds, Ser. A, General Obligation of Institution Insured, 5.00%, 7/1/42	A1	111,419
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,166,570
	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds:
125,000	AHS Hospital Corp., 5.00%, 7/1/17	A1	132,118
245,000	Hospital Asset Transformation, Ser. A, 5.25%, 10/1/18	A3	262,549
150,000	Ser. A, 4.00%, 7/1/26	A3	159,529
See Notes to Financial Statements.

December 31, 2015

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.8%) (continued)
	NEW JERSEY (3.8%) (continued)
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System:
$245,000	Ser. A, AMBAC Insured, 4.75%, 12/15/37(2)	A3	$250,130
250,000	Ser. B, 5.00%, 6/15/18	A3	264,965
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A3	192,080
100,000	Ser. F, 5.00%, 1/1/35	A3	113,489
			2,652,849
	NEW MEXICO (0.6%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	155,435
250,000	New Mexico Finance Authority, State Transportation Revenue, Refunding Revenue Bonds, 5.00%, 6/15/18	Aa1	274,765
			430,200
	NEW YORK (9.0%)
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	159,668
400,000	County of Westchester, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aa1	421,932
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	Aa1	441,396
110,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/23	Baa1	130,900
200,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A1	231,210
	New York State Dormitory Authority, Revenue Bonds:
115,000	Albany Medical Center, Ser. A-1, AGM/FHA Insured, 5.00%, 8/15/18	A2	115,451
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	113,565
50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	59,062
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	Aa1	556,670
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	162,796
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	304,067
150,000	State Personal Income Tax Revenues, Ser. B, Group C, 5.00%, 2/15/38	Aa1	174,432
400,000	New York State Environmental Facilities Corp., Revenue Bonds, Ser. A, 5.00%, 12/15/16	Aa1	416,860
	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds:
500,000	Ser. B, 5.00%, 6/15/28	Aaa	546,490
125,000	Ser. C, 4.13%, 6/15/22	Aaa	129,755
150,000	New York State Urban Development Corp., State Personal Income Tax Revenue, Revenue Bonds, Ser. C, 5.00%, 12/15/17	Aa1	161,952
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	104,752
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	115,082
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	378,570
	Triborough Bridge & Tunnel Authority, Revenue Bonds:
250,000	FSA-CR AGM-CR MBIA Insured, 5.50%, 11/15/19	A1	291,690
500,000	Subser. D, 5.00%, 11/15/26	A1	550,785
100,000	Unrefunded, Ser. C, 5.00%, 11/15/19	Aa3	110,904
500,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA*	500,000
			6,177,989
	NEW YORK CITY (6.7%)
	City of New York, General Obligation Unlimited:
350,000	Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	375,312
250,000	Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	291,335
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	258,618
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.8%) (continued)
	NEW YORK CITY (6.7%) (continued)
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
$500,000	Ser. C, 4.75%, 6/15/33	Aa1	$508,745
250,000	Ser. DD, 4.50%, 6/15/38	Aa1	259,110
100,000	Ser. DD, 5.00%, 6/15/34	Aa1	116,243
65,000	Ser. EE, 5.00%, 6/15/45	Aa1	74,645
60,000	Ser. FF, 5.00%, 6/15/45	Aa1	67,745
	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds:
200,000	Ser. GG-1, 5.00%, 6/15/39	Aa1	224,290
150,000	Ser. GG-1, 5.25%, 6/15/32	Aa1	169,695
500,000	New York City Municipal Water Finance Authority, Water and Sewer Second General Resolution Fiscal 2008, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa1	525,095
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	346,548
265,000	Prerefunded, Ser. B, 5.00%, 11/1/23	**	279,901
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	167,472
120,000	Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	147,386
160,000	Subser. F-1, 5.00%, 5/1/23	Aa1	195,085
135,000	Unrefunded, Ser. B, 5.00%, 11/1/23	Aa1	142,498
200,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2012, Subser. S-1A, State Aid Withholding Insured, 4.00%, 7/15/21	Aa2	225,862
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	273,882
			4,649,467
	NORTH CAROLINA (2.9%)
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	A-*	317,776
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	398,283
300,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	337,572
85,000	North Carolina Medical Care Commission, Revenue Bonds, Wake Forest Baptist Obligated Group, Ser. B, 5.00%, 12/1/24	A2	98,985
	Raleigh Durham Airport Authority, Revenue Bonds:
195,000	Ser. A, 5.00%, 5/1/36	Aa3	219,049
250,000	Ser. B-1, 5.00%, 11/1/28	Aa3	285,333
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	331,383
			1,988,381
	NORTH DAKOTA (0.7%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	356,973
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	157,970
			514,943
	OHIO (2.9%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	231,974
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	329,222
500,000	Cleveland Ohio Airport System Revenue, Revenue Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	A3	542,855
350,000	Cleveland-Cuyahoga County Port Authority, Revenue Bonds, The Cleveland Museum Art Project, 5.00%, 10/1/19	AA+*	396,137
150,000	Columbus Ohio Metropolitan Library Special Obligation, Revenue Bonds, Ser. 1, 5.00%, 12/1/23	Aa2	172,669
300,000	Ohio State Water Development Authority Revenue, Revenue Bonds, Water Pollution Control Loan-C, 5.00%, 12/1/18	Aaa	334,404
			2,007,261
	OKLAHOMA (0.4%)
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA*	292,948
See Notes to Financial Statements.

December 31, 2015

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.8%) (continued)
	OREGON (0.9%)
$500,000	Oregon State, General Obligation Unlimited, Refunding Revenue Bonds, Ser. N, 5.00%, 12/1/21	Aa1	$600,020
	PENNSYLVANIA (4.0%)
500,000	Centennial School District Bucks County, General Obligation Limited, Ser. A, State Aid Withholding Insured, 5.00%, 12/15/34	Aa2	575,995
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	226,426
495,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Refunding Bonds, Ser. A, AGM Insured, 5.25%, 12/15/32	A2	541,901
600,000	Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18(2)	A2	657,876
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa3	329,844
	University of Pittsburgh-of the Commonwealth System of Higher Education, Capital Project Revenue Bonds, Ser. B:
100,000	5.00%, 9/15/19	Aa1	112,878
50,000	5.00%, 9/15/31	Aa1	55,413
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	250,868
			2,751,201
	RHODE ISLAND (0.8%)
500,000	Rhode Island State & Providence Plantations, General Obligation Unlimited, Consolidated Capital Development Loan, Ser. C, NATL-RE Insured, 5.00%, 11/15/16	Aa2	519,565
	SOUTH CAROLINA (2.3%)
500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	550,590
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aaa	400,081
150,000	Clemson University South Carolina Athletic Facilities, Refunding Revenue Bonds, 3.00%, 5/1/20	Aa3	160,340
195,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	Baa1	211,497
250,000	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Georgetown Hospital, Ser. B, 3.50%, 2/1/25	A3	251,407
			1,573,915
	TENNESSEE (0.5%)
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	272,163
90,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	95,516
			367,679
	TEXAS (10.3%)
825,000	Arlington Texas, Special Tax, 5.00%, 8/15/28	A1	893,203
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	76,081
160,000	City of Corpus Christi, Texas General Improvement Bonds, 5.00%, 3/1/24	Aa2	195,392
100,000	City of Dallas, Unrefunded General Obligation Limited, Refunding Bonds, 5.00%, 2/15/23	Aa2	119,302
160,000	City of El Paso Texas, Water & Sewer Revenue, Improvement Refunding Revenue Bonds, Ser. A, 5.00%, 3/1/23	AA+*	190,310
150,000	City of Houston Texas, Public Improvement Refunding Bonds, General Obligation Limited, Ser. A, 5.00%, 3/1/25	Aa2	167,100
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	85,172
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	238,774
250,000	Fort Worth Independent School District, School Building, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 2/15/20	Aa1	287,620
1,170,000	Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	Aa2	1,308,856
500,000	Hays Texas Consolidated Independent School District, General Obligation Unlimited, Serial CIB, PSF-GTD Insured, 4.50%, 8/15/32	AAA*	512,720
	Leander Independent School District, Prefunded Bonds, General Obligation Unlimited:
4,805,000	PSF-GTD Insured,0.00%, 8/15/41(1)	**	1,141,956
195,000	PSF-GTD Insured,0.00%, 8/15/41(1)	AAA*	45,872
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.8%) (continued)
	TEXAS (10.3%) (continued)
$250,000	Lower Colorado River Authority, Revenue Bonds, Ser. A, 5.00%, 5/15/31	A1	$286,578
135,000	North Fort Bend Water Authority, Revenue Bonds, AGM Insured, Ser. A, 3.00%, 12/15/19	A2	143,159
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	234,482
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	123,180
250,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. B, 5.00%, 8/1/16	Aaa	256,790
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	310,156
125,000	University of Texas Financing System, Revenue Bonds, Ser. D, 4.25%, 8/15/19	Aaa	138,956
375,000	Ysleta Texas Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/30	AAA*	385,451
			7,141,110
	VERMONT (0.7%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	217,760
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	289,305
			507,065
	VIRGINIA (0.4%)
250,000	Virginia State Resources Authority, Revenue Bonds, Virginia Pooled Financing Program, Ser. C, 5.00%, 11/1/18	Aaa	277,713
	WASHINGTON (3.1%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aa1	271,583
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	104,170
	Energy Northwest Washington Electric Refunding-Project 3, Revenue Bonds:
300,000	Ser. A, 5.00%, 7/1/17	Aa1	318,888
120,000	Ser. D, 5.00%, 7/1/16	Aa1	122,791
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	289,262
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aa1	241,534
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	364,360
100,000	Washington State, Motor Vehicle Fuel Tax, General Obligation Unlimited, Ser. B, 5.00%, 7/1/24	Aa1	124,006
250,000	Washington State, Motor Vehicle Tax - Senior 520, General Obligation Unlimited, Ser. C, 5.00%, 6/1/32	Aa1	288,978
			2,125,572
	WEST VIRGINIA (0.3%)
175,000	West Virginia School Building Authority, Revenue Bonds, 5.00%, 7/1/17	A1	186,018
	WISCONSIN (2.2%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	160,149
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA-*	234,606
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	289,420
750,000	Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	Aa2	850,912
			1,535,087
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	241,527
	TOTAL LONG-TERM MUNICIPAL SECURITIES (98.8%) (Cost $65,249,994)		$68,193,166
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)		845,774
	NET ASSETS (100.0%)		$69,038,940
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($69,038,940 ÷ 6,865,958 shares outstanding)		$10.06

See Notes to Financial Statements.

December 31, 2015

*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

**
Security no longer rated by Moody’s and Standard & Poor’s.

(1)
Zero coupon bond.

(2)
In November 2010, AMBAC Financial Group, Inc. (AMBAC) filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

Assured GTY
Assured Guaranty Insurance Company.

FHA
Federal Housing Administration.

FSA
Financial Security Assurance.

MBIA
Municipal Bond Investors Assurance Corporation.

NATL-RE
National Public Finance Guarantee Corporation.

PSF-GTD
Permanent School Fund Guaranteed.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$68,193,166	$—	$68,193,166
Total Investments in Securities	$—	$68,193,166	$—	$68,193,166
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2015

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$75,406,371	$68,193,166
Cash	—	159,395
Cash at broker	7,137	—
Interest receivable	484,401	821,548
Receivable for capital shares sold	505	25,006
Prepaid expenses	13,238	2,691
Receivable for securities lending income	855	—
Total Assets	75,912,507	69,201,806
Liabilities:
Payable upon return of securities on loan (Note 1G)	3,519,753	—
Payable for capital shares redeemed	212,412	7,984
Dividends payable to shareholders	12,252	30,465
Payable to broker - variation margin on open future contracts	466	—
Accrued expenses:
Advisory fee	17,712	52,224
Service and distribution plan fees	15,516	—
Directors’ fees and expenses	868	812
Other	59,446	71,381
Total Liabilities	3,838,425	162,866
Net Assets	$72,074,082	$69,038,940
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$48,999	$68,660
Additional paid-in capital	73,121,330	72,765,169
Undistributed/(distributions in excess of) net investment income	35,107	(21,329)
Accumulated net realized loss on investments and futures	(876,718)	(6,716,732)
Net unrealized appreciation (depreciation) of:
Investments	(251,175)	2,943,172
Futures contracts	(3,461)	—
Net Assets	$72,074,082	$69,038,940
Shares Outstanding	4,899,887	6,865,958
Net Asset Value, Offering and Redemption Price per Outstanding Share	$14.71	$10.06
* Includes securities on loan of	$3,454,024	$—
Cost of investments	$75,657,546	$65,249,994
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2015

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$2,033,417	$2,597,307
Securities lending income	4,623	—
Total Income	2,038,040	2,597,307
Expenses:
Advisory fee	385,393	363,905
Service and distribution plan fees	192,696	181,953
Transfer agent fees	117,439	52,011
Custodian fees	68,596	58,761
Auditing and legal fees	54,301	66,272
Tax expense	8,311	8,288
Registration and filing fees	30,783	29,061
Directors’ fees and expenses	17,283	17,325
Printing and postage	17,166	19,671
Insurance	10,119	9,617
Other	3,523	1,430
Total Expenses Before Fees Waived (Note 5)	905,610	808,294
Less: Service and Distribution Plan Fees Waived	(63,383)	(181,953)
Less: Advisory Fees Waived and Expenses Reimbursed	(156,701)	—
Net Expenses	685,526	626,341
Net Investment Income	1,352,514	1,970,966
Net Realized and Unrealized Gain/(Loss) on Investments and Futures:
Net Realized Gain/(Loss) From:
Investments	51,316	293,194
Futures contracts	8,352	—
	59,668	293,194
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(1,222,550)	(541,176)
Futures contracts	(3,461)	—
	(1,226,011)	(541,176)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Futures	(1,166,343)	(247,982)
Net Increase in Net Assets from Operations	$186,171	$1,722,984
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended December 31, 2015 and 2014

	Value Line Core Bond Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$1,352,514	$1,494,047
Net realized gain/(loss) on investments and futures	59,668	(64,745)
Change in net unrealized appreciation/(depreciation) on investments and futures	(1,226,011)	2,217,396
Net increase in net assets from operations	186,171	3,646,698
Distributions to Shareholders from:
Net investment income	(1,356,570)	(1,444,033)
Total distributions	(1,356,570)	(1,444,033)
Share Transactions:
Proceeds from sale of shares	5,783,577	1,879,189
Proceeds from reinvestment of dividends to shareholders	1,193,509	1,279,870
Cost of shares redeemed	(13,029,832)	(11,109,656)
Net decrease in net assets from capital share transactions	(6,052,746)	(7,950,597)
Total decrease in net assets	(7,223,145)	(5,747,932)
Net Assets:
Beginning of year	79,297,227	85,045,159
End of year	$72,074,082	$79,297,227
Undistributed net investment income included in net assets, at end of year	$35,107	$40,791
Capital Share Transactions:
Shares sold*	386,881	126,373
Shares issued to shareholders in reinvestment of dividends*	80,024	86,095
Shares redeemed*	(874,910)	(747,721)
Net decrease	(408,005)	(535,253)
*
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the capital share transactions listed above that occurred prior to October 17, 2014. Please see Note 7 for further information.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Year Ended December 31, 2015 and
for the Periods Ended December 31, 2014 and February 28, 2014

	The Value Line Tax Exempt Fund, Inc.
	Year Ended December 31, 2015	Period from March 1, 2014 to December 31, 2014*	Year Ended February 28, 2014
Operations:
Net investment income	$1,970,966	$1,681,279	$2,278,417
Net realized gain/(loss) on investments	293,194	77,137	(181,468)
Change in net unrealized appreciation/(depreciation) on investments	(541,176)	1,580,221	(3,840,197)
Net increase/(decrease) in net assets from operations	1,722,984	3,338,637	(1,743,248)
Distributions to Shareholders from:
Net investment income	(1,970,966)	(1,681,279)	(2,278,417)
Total distributions	(1,970,966)	(1,681,279)	(2,278,417)
Share Transactions:
Proceeds from sale of shares	583,401	1,151,787	1,760,117
Proceeds from reinvestment of dividends to shareholders	1,584,284	1,327,768	1,769,627
Cost of shares redeemed	(8,413,879)	(6,648,898)	(12,587,402)
Net decrease in net assets from capital share transactions	(6,246,194)	(4,169,343)	(9,057,658)
Total decrease in net assets	(6,494,176)	(2,511,985)	(13,079,323)
Net Assets:
Beginning of year	75,533,116	78,045,101	91,124,424
End of year	$69,038,940	$75,533,116	$78,045,101
Distributions in excess of net investment income included in net assets, at end of year	$(21,329)	$(21,604)	$(21,879)
Capital Share Transactions:
Shares sold	58,258	114,945	179,399
Shares issued to shareholders in reinvestment of dividends	157,849	132,584	180,304
Shares redeemed	(840,668)	(664,917)	(1,288,893)
Net decrease	(624,561)	(417,388)	(929,190)
*
The Fund changed its fiscal year end.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Income/(loss) from investment operations:					Less distributions:
	Net Asset value beginning of year	Net investment income/ (loss)	Net gains/ (losses) on securities (both realized and unrealized)	Total from investment operations	Redemption fees	Dividends from net investment income	Distributions from net realized gains	Distributions from return of capital	Total distributions
Value Line Core Bond Fund(1)
Year ended December 31, 2015	$14.94	0.26	(0.23)	0.03	—	(0.26)	—	—	(0.26)
Year ended December 31, 2014	14.55	0.27	0.38	0.65	—	(0.26)	—	—	(0.26)
Period ended December 31, 2013(2)	15.21	0.18	(0.66)	(0.48)	—	(0.15)	—	(0.03)	(0.18)
Year ended January 31, 2013	14.76	0.78	0.45	1.23	0.00(5)	(0.78)	(0.00)(5)	—	(0.78)
Year ended January 31, 2012	14.85	0.87	(0.09)	0.78	0.00(5)	(0.87)	—	—	(0.87)
Year ended January 31, 2011	14.10	0.90	0.75	1.65	0.00(5)	(0.90)	—	—	(0.90)
The Value Line Tax Exempt Fund, Inc.
Year ended December 31, 2015	10.08	0.27	(0.02)	0.25	—	(0.27)	—	—	(0.27)
Period ended December 31, 2014(8)	9.87	0.22	0.21	0.43	—	(0.22)	—	—	(0.22)
Year ended February 28, 2014	10.31	0.27	(0.44)	(0.17)	—	(0.27)	—	—	(0.27)
Year ended February 28, 2013	10.14	0.26	0.17	0.43	—	(0.26)	—	—	(0.26)
Year ended February 29, 2012	9.43	0.29	0.71	1.00	—	(0.29)	—	—	(0.29)
Year ended February 28, 2011	9.60	0.33	(0.17)	0.16	—	(0.33)	—	—	(0.33)
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014. Please see Note 7 for further information.

(2)
Period from February 1, 2013 to December 31, 2013.

(3)
Not annualized.

(4)
Annualized.

(5)
Amount is less than $0.01 per share.

(6)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(7)
Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(8)
Period from March 1, 2014 to December 31, 2014.

See Notes to Financial Statements.

	Ratios/Supplemental Data:
	Net asset value, end of year	Total return	Net assets, end of year (in thousands)	Ratio of gross expenses to average net assets*	Ratio of net expenses to average net assets**	Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate
Value Line Core Bond Fund(1)
Year ended December 31, 2015	$14.71	0.22%	$72,074	1.17%	0.89%	1.75%	34%
Year ended December 31, 2014	14.94	4.49%	79,297	1.26%	1.01%	1.96%	111%
Year ended December 31, 2013(2)	14.55	(3.13)%(3)	85,045	1.30%(4)	1.15%(4)	1.17%(4)	61%(3)
Year ended January 31, 2013	15.21	8.49%	30,550	1.62%	1.32%	5.18%	103%
Year ended January 31, 2012	14.76	5.48%	32,203	1.55%	1.25%	5.95%	50%
Year ended January 31, 2011	14.85	12.01%	34,885	1.48%(6)	1.13%(7)	6.20%	42%
The Value Line Tax Exempt Fund, Inc.
Year ended December 31, 2015	10.06	2.54%	69,039	1.11%	0.86%	2.71%	6%
Year ended December 31, 2014(8)	10.08	4.38%(3)	75,533	1.19%(4)	0.94%(4)	2.61%(4)	4%(3)
Year ended February 28, 2014	9.87	(1.55)%	78,045	1.08%	0.83%	2.79%	11%
Year ended February 28, 2013	10.31	4.33%	91,124	1.24%	0.99%	2.58%	28%
Year ended February 29, 2012	10.14	10.77%	95,405	1.13%	0.88%	2.95%	24%
Year ended February 28, 2011	9.43	1.67%	76,972	1.01%(6)	0.74%(7)	3.45%	36%

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

December 31, 2015

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the year ended December 31, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2015, there were no Level 3 investments for each fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Futures:   The Value Line Core Bond Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.
At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.
Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of

Notes to Financial Statements (continued)

futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.
(D) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2015, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(E) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Year Ended December 31, 2015	Year Ended December 31, 2014
Value Line Core Bond Fund
Dividends per share from net investment income	$0.2639	$0.2601
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income	$0.2717	$0.2187*
*
Period from March 1, 2014 to December 31, 2014.

The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

December 31, 2015

(F) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Fund attempts to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the fund based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2015, the Value Line Funds were not invested in joint repurchase agreements.
As of December 31, 2015, the Value Line Core Bond Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Core Bond Fund	$3,454,024	$3,519,753	$3,525,655
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

Notes to Financial Statements (continued)

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended December 31, 2015.
	Remaining Contractual Maturity of the Agreements As of December 31, 2015
Value Line Core Bond Fund	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$2,804,913	$—	$—	$—	$2,804,913
U.S. Treasury Obligations	714,840	—	—	—	714,840
Total	$3,519,753	$—	$—	$—	$3,519,753
Total Borrowings	$3,519,753	$—	$—	$—	$3,519,753
Gross amount of recognized liabilities for securities lending transactions					$3,519,753
(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Core Bond Fund	$16,307,224	$14,411,314	$9,846,443	$10,758,215
The Value Line Tax Exempt Fund, Inc.	4,407,819	9,780,502	—	—
4.   Income Taxes
At December 31, 2015, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain	Undistributed tax exempt income
Value Line Core Bond Fund	$75,672,997	$775,129	$(1,041,755)	$(266,626)	$47,359	$—	$—
The Value Line Tax Exempt Fund, Inc.	65,249,994	3,019,024	(75,852)	2,943,172	—	—	9,136

December 31, 2015

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Funds after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.
As of December 31, 2015, the following Funds had a realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains:
Fund	Expiring December 31, 2016	Expiring December 31, 2017	Unlimited Short-Term Losses	Unlimited Long-Term Losses
Value Line Core Bond Fund	$—	$—	$861,267	$—
The Value Line Tax Exempt Fund, Inc.	5,639,721	1,077,011	—	—
The capital loss carry forward amounts for The Value Line Tax Exempt Fund, Inc. may be subject to limitations on their use pursuant to IRS sections 381-384.
During the year ended December 31, 2015, the following Funds utilized capital loss carryforwards:
Fund	Amount
Value Line Core Bond Fund	$52,177
The Value Line Tax Exempt Fund, Inc.	$292,919
To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
It is uncertain whether the Funds will be able to realize the benefits of the losses before they expire.
Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Core Bond Fund	$(1,628)	$1,627	$1
The Value Line Tax Exempt Fund, Inc.	275	(273)	(2)
These reclassifications were primarily due to differing treatments of net operating loss, distribution reclassification, prior year adjustments due to investments in foreign currency gains/(losses). Net assets were not affected by these reclassifications.
The tax composition of distributions paid to shareholders during fiscal 2015 and 2014, were as follows:
Value Line Core Bond Fund	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions Paid From:
Ordinary income	$1,356,570	$1,444,033
Long-term capital gain	—	—
Total distributions paid	$1,356,570	$1,444,033

Notes to Financial Statements (continued)

The Value Line Tax Exempt Fund, Inc.	Year Ended December 31, 2015	Period Ended December 31, 2014*	Year Ended February 28, 2014
Distributions Paid From:
Tax exempt income	$1,968,370	$1,677,225	$2,273,751
Taxable ordinary income	2,596	4,054	4,666
Total	$1,970,966	$1,681,279	$2,278,417
*
Period from March 1, 2014 to December 31, 2014.

5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Advisory fees of  $385,393 and $363,905, for the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively, were paid or payable to the Adviser for the year ended December 31, 2015. For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.50% of the Fund’s average daily net assets during the year prior to any fee waivers. The Funds advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. Effective February 1, 2013 through June 30, 2014, the Adviser contractually agreed to waive 0.10% of the advisory fee for the Value Line Core Bond Fund. Effective July 1, 2014 through July 14, 2015, the Adviser contractually agreed to waive 0.20% of the advisory fee for the Value Line Core Bond Fund. The Adviser has no right to recoup previously contractually waived amounts prior to July 14, 2015.
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the year ended December 31, 2015, fees amounting to $192,696 and $181,953 before fee waivers for the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively, were paid or payable to the Distributor under this plan. Effective June 1, 2007 through June 30, 2014, the Distributor contractually agreed to reduce the 12b-1 fee by 0.10% for the Value Line Core Bond Fund. Effective July 1, 2014 through July 14, 2015, the Distributor contractually agreed to waive the 12b-1 fee by 0.15% for the Value Line Core Bond Fund. Effective July 1, 2008, and voluntarily renewed annually, the Distributor contractually agreed to waive the 12b-1 fees by 0.25% for The Value Line Tax Exempt Fund, Inc., for the year ended February 28, 2014 and the period ended December 31, 2014. For the year ended December 31, 2015, the fees waived amounted to $63,383 and $181,953 for the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively. The Distributor has no right to recoup previously contractually waived amounts.
Effectively July 15, 2015 the management fee waiver was discontinued and replaced by the Expense Limitation for the Core Bond Fund. The Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2016 only with the agreement of the Fund’s Board. For the year ended December 31, 2015 the Adviser waived fees in the amount of $84,510 and reimbursed the Fund in the amount of  $72,191. As of December 31, 2015, the Adviser and Distributor may recoup reimbursed and voluntarily waived amounts of  $78,033 and $4,382, respectively.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

December 31, 2015

Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At December 31, 2015, the officers and directors of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., as a group owned less than 1% of the outstanding shares of each Fund.
6.   Derivative Instruments
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:
Value Line Core Bond Fund
The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended December 31, 2015:
Derivative Type	Asset Derivatives Location	Fair Value	Liability Derivatives Location	Fair Value
Interest rate contracts			Net unrealized depreciation on futures contracts	$3,461*
*
Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015:
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$8,352	$(3,461)
For the year ended December 31, 2015, the average monthly balance of outstanding derivative financial instruments was as follows:
Value Line Core Bond Fund
Average Notional Amount
Futures contracts – short	$3,311,480
7.   Other
The Board of Trustees authorized a 3-for-1 reverse stock split effective October 17, 2014, for the Value Line Core Bond Fund. The transaction had no impact on total return, net assets, or any ratio presented in the Statements of Financial Highlights.
8.   New Accounting Pronouncements
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) – Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc.:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 25, 2016

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 7/1/15	Ending account value 12/31/15	Expenses paid during the period 7/1/15 thru 12/31/15*
Actual
Value Line Core Bond Fund	$1,000.00	$1,004.00	$4.95
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,026.00	4.24
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	1,000.00	1,020.27	4.99
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,021.02	4.23
*
Expenses are equal to the Funds’ annualized expense ratio of 0.98% and 0.83%, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

During the year ended December 31, 2015, the Value Line Tax Exempt Fund paid dividends to shareholders of $0.2717 per share from net investment income, of which 99.87% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser with respect to those taxes.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 45	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 59	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 58	Director	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, (2006-2011).	12	Miller/Howard High Income Equity Fund (November 2014 to present)
Michael Kuritzkes Age: 55	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), (2013-2014); Executive Vice President and General Counsel, Philadelphia Media LLC, (2010-2013).	12	None
Francis C. Oakley Age: 84	Director	Since 2000	Professor of History, Williams College, (1961-2002), Professor Emeritus since 2002, President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None
David H. Porter Age: 80	Director (Chairman of the Board of the Value Line Funds since 2014)	Since 1997	Professor, Skidmore College (2008-2013); Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	12	None

Management of the Funds (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Paul Craig Roberts Age: 76	Director	Since 1984 with respect to Value Tax Line Exempt Fund and since 1986 with respect to Value Line Core Bond Fund	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 66	Director	Since 1996	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Officers
Mitchell E. Appel Age: 45	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 65	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 37	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
   *
Formerly known as The Value Line Fund, Inc.

  **
Formerly known as Value Line Larger Companies Fund, Inc.

 ***
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

****
Formerly known as Worthington Value Line Equity Advantage Fund

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.     Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3 Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.    Principal Accountant Fees and Services

(a)	Audit Fees for the year ended December 2015 - $23,208 Audit Fees for the year ended December 2014 - $5,479

(b)	Audit-Related fees – None.

(c)	Tax Preparation for the year ended December Fees 2015 - $7,226 Tax Preparation for the year ended December Fees 2014 - $8,552

(d)	All Other Fees – None

(e)(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit for the year ended December Fees 2015 - None Aggregate Non-Audit for the year ended December Fees 2014 - None

(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants

Not Applicable.

Item 6.    Investments

Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By       /s/ Mitchell E. Appel

Mitchell E. Appel, President

Date:    March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Mitchell E. Appel

Mitchell E. Appel, President, Principal Executive Officer

By:      /s/ Emily D. Washington

Emily D. Washington, Treasurer, Principal Financial Officer

Date:    March 10, 2016